Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Mantra Venture Group Ltd. (the “Company”) on Form 10-Q for the period ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Con Buckley, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  October 20, 2009

By:       /s/ Con Buckley
Con Buckley
Principal Accounting Officer, Chief Financial Officer